AMENDMENT NO. 1 TO 6% UNSECURED PROMISSORY NOTE

      This Amendment No. 1 (the "Amendment") to 6% Unsecured Promissory Note (the "Note") is made this 10th of August, 2004, by and between Cyber-Test, Inc., a Delaware corporation ("Maker") and LLAB, Inc. (f/k/a Cyber-Test, Inc.), a Florida corporation ("Payee").

                                   BACKGROUND

      A. Maker, Payee and the Shareholders of Payee entered into an Asset Purchase Agreement, dated May 27, 2004, pursuant to which Maker purchased the assets of Payee (the "Purchase Agreement").

      B. In connection with the purchase of the assets, Maker issued to Payee the Note, in the original principal amount of $547,000, to evidence a portion of the purchase price for the assets.

      C. In accordance with the terms of the Note and the Purchase Agreement, the original principal amount of the Note is subject to certain post-closing purchase price adjustments.

      D. Maker and Payee have agreed on the amount of such post-closing adjustments.

      NOW, THEREFORE, with the foregoing Background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:

      1. The Note is hereby amended by reducing the original principal amount thereof from Five Hundred Forty-Seven Thousand Dollars ($547,000.00) to Four Hundred Ninety-Eight Thousand Four Hundred Sixty-Nine Dollars ($498,469.00).

      2. This Amendment does not represent in any way any new indebtedness or satisfaction of the indebtedness evidenced by the Note.

      3. All other terms and provisions of the Note will remain in full force and effect.

      4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

      5. Maker hereby directs Payee to attach an original counterpart of this Amendment to the Note. The Note and this Amendment shall be deemed to be and constitute a single instrument.

                            [SIGNATURE PAGE FOLLOWS]

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      IN WITNESS WHEREOF, the undersigned have duly executed this Amendment the day and year first above written.

                                    CYBER-TEST, INC., A DELAWARE CORPORATION

                                    BY:
                                        ----------------------------------------
                                        Wayne I. Danson, President and
                                        Chief Executive Officer

                                    LLAB, INC. (F/K/A CYBER-TEST, INC.), A
                                    FLORIDA CORPORATION

                                    BY:
                                        ----------------------------------------
                                        Lisa Welton, President